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                          VAN KAMPEN AMERICAN CAPITAL
                                  HARBOR FUND
               SUPPLEMENT DATED JULY 21, 1997 TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED APRIL 30, 1997.

     At a meeting of the Board of Trustees of the Fund held on April 14-15, 1997, the Board of Trustees approved, subject to obtaining shareholder approval, amending the Fund's fundamental investment restrictions to permit the Fund to invest in real estate investment trusts ("REIT's") that invest directly in real estate. At a special shareholder meeting of the Fund held on May 28, 1997, the Fund received the necessary shareholder approval to amend this investment restriction. Prior to the amendment, the Fund's fundamental investment restrictions permitted the Fund to invest only in REIT's that invest in mortgages or other security interests in real estate. The Fund believes this amendment provides it with greater flexibility in seeking to achieve its investment objective because the Fund is permitted to invest in a greater number and variety of REIT's. The Fund hereby restates fundamental investment restriction number 3 on page B-10 regarding investment in REIT's as follows:

     3. Make any investment in real estate, commodities or commodities contracts, or in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer; however, the Fund is not prohibited from investing in securities issued by a real estate investment trust, and the Fund is not prohibited from entering into transactions in futures contracts or related options;
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                                                     VAN KAMPEN AMERICAN CAPITAL

JULY 21, 1997 SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

                  Statement of Additional Information dated April 30, 1997 VKAC Comstock Fund
                  VKAC Enterprise Fund
                  VKAC Equity Income Fund
                  VKAC Global Managed Assets Fund
                  VKAC Government Securities Fund
                  VKAC Harbor Fund
                  VKAC Limited Maturity Government Fund
                  VKAC Real Estate Securities Fund
                  VKAC Life Investment Trust

     The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Richard M. DeMartini, effective May 31, 1997, as Trustee of the Fund.

     Mr. DeMartini is President and Chief Operating Officer, Dean Witter Capital, a division of Dean Witter Reynolds Inc. Mr. DeMartini is a Director of InterCapital Funds, Dean Witter Distributors, Inc. and Dean Witter Trust Company. Trustee of the TCW/DW Funds. Director of the National Healthcare Resources, Inc. Formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc. and Chairman of the Board of The Nasdaq Stock Market, Inc. Trustee of each of the funds in the Fund Complex. Mr. DeMartini's principal business address is Two World Trade Center, 66th Floor, New York, NY 10048, and his date of birth is 10/12/52.

     Dennis J. McDonnell resigned as a Trustee of the Fund, effective May 31, 1997.